EX-99.B-77Q1(e)

SUB-ITEM 77Q1(e): New or amended Registrant investment advisory contracts.

IVY VARIABLE INSURANCE PORTFOLIOS

Amended and Restated Appendix A and Amended and Restated Appendix B to the Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company, on behalf of its series Ivy VIP Asset Strategy; Ivy VIP Balanced; Ivy VIP Core Equity; Ivy VIP Corporate Bond; Ivy VIP Energy; Ivy VIP Global Bond; Ivy VIP Global Equity Income; Ivy VIP Global Growth; Ivy VIP Government Money Market; Ivy VIP Growth; Ivy VIP High Income; Ivy VIP Limited-Term Bond; Ivy VIP Mid Cap Growth; Ivy VIP Science and Technology; Ivy VIP Small Cap Growth; Ivy VIP Value; Ivy VIP Pathfinder Aggressive; Ivy VIP Pathfinder Moderately Aggressive; Ivy VIP Pathfinder Moderate; Ivy VIP Pathfinder Moderately Conservative; and Ivy VIP Pathfinder Conservative, as amended April 30, 2018, was filed with the Securities and Exchange Commission by EDGAR on April 27, 2018, in Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Amended and Restated Appendix A and Amended and Restated Appendix B to the Investment Management Agreement between Ivy Variable Insurance Portfolios and Ivy Investment Management Company, on behalf of its series Ivy VIP International Core Equity; Ivy VIP Micro Cap Growth; Ivy VIP Natural Resources; Ivy VIP Securian Real Estate Securities; Ivy VIP Small Cap Core; Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility; Ivy VIP Pathfinder Moderate – Managed Volatility; and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility, as amended April 30, 2018, was filed with the Securities and Exchange Commission by EDGAR on April 27, 2018, in Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Variable Insurance Portfolios, on behalf of its series Ivy VIP Advantus Real Estate Securities, effective April 30, 2018, was filed with the Securities and Exchange Commission by EDGAR on April 27, 2018, in Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A, and is incorporated by reference herein.